UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
		    Washington, DC 20549

			  FORM 8-K

			CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) 1 December, 2006

		CHINA MEDIA GROUP CORPORATION
		-----------------------------
	(Exact name of registrant as specified in its charter)
	Texas		   5813			 33-0034926
	-----		  ------		-------------
  (State or other 	(Commission 		(IRS Employer
  jurisdiction of 	File Number)		Identification No.)
   incorporation)

9901 I.H. 10 West, Suite 800, San Antonio, Texas, USA	   78230
-----------------------------------------------------	   -----
   (Address of principal executive offices)	 	 (Zip Code)

Registrant's telephone number, including area code

(Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement
------------------------------------------------------

On December 1, 2006, the Registrant, China Media Group Corporation ("CMG") entered into a Consultant Agreement (the "Agreement") with an independent third party to provide management consulting services to the Company. The term of the Agreement shall be for one year commencing on December 1, 2006 (the "Effective Date"). CMG shall issue to the Consultant 1,500,000 common stock on the first date of each quarter for one year from the date of the Agreement, provided that either party has not canceled the agreement 30 days prior to each quarter end.

The Common Shares issued will be restricted securities within the meaning of Rule 144 under the Securities Act. These shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available.


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			   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


China Media Group Corporation
-----------------------------
(Registrant)

December 1, 2006
-----------------
Date

/s/ Con Unerkov
---------------------
Con Unerkov, President
(Signature)*

*Print name and title of the signing officer under his signature.






























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